SUPPLEMENT DATED MAY 1, 2002
     TO THE PROSPECTUS DATED FEBRUARY 1, 2002
            SUMMIT MUTUAL FUNDS, INC.

                SUMMIT APEX SERIES

A.  Effective May 1, 2002, the prospectus for the Apex
Series of Summit Mutual Funds, Inc., dated February 1,
2002, is amended by including as a part thereof the following information:

    1. Shares of the Emerging Markets Bond Fund are no longer being offered for sale.

    2.  SUBADVISERS Section on page 36 - World Asset
Management, L.L.C. has been merged with and into its parent, Munder Capital Management, an investment adviser.
All references to "World Asset Management, L.L.C." are hereby changed to "World Asset Management, a division of Munder Capital Management."

    3. SUBADVISERS Section on page 36 - At a special meeting of the Money Market Fund shareholders on April 8, 2002, the shareholders approved a new investment subadvisory agreement between the Adviser and Deutsche
Investment Management Americas Inc. relating to the investment management of the Money Market Fund.

        On December 3, 2001, the majority owners of Scudder entered into a transaction agreement with Deutsche Bank, pursuant to which Deutsche Bank subsequently acquired 100% of Scudder, not including certain U.K. operations. Scudder changed its name to Deutsche Investment Management Americas
Inc. ("DIMA") and became part of the Deutsche Asset
Management Group ("DeAM"), the world's fourth largest asset management firm based on assets under management. As of December 31, 2001, DeAM had $548.9 billion in assets and DIMA (formerly certain businesses of Zurich Scudder
Investments, Inc.) had $245.5 billion.

        The new investment subadvisory agreement is substantially identical to the prior agreement.

B.  Effective July 31, 2002, the prospectus for the Apex
Series of Summit Mutual Funds, Inc., dated February 1,
2002, is amended by including as a part thereof the following information:

    1. BOND FUND PROFILE, Investment Strategies Section on page 20 - Up to 20% of the Fund's total assets may be invested in convertible preferred and preferred stocks, or other securities. The prior limit was 25%.

    2.  HIGH YIELD BOND FUND PROFILE, Investment Strategies
Section on page 24 - Under normal circumstances, the Fund will invest at least 80% of its total assets in high yield, high risk bonds, also known as "junk" bonds. The prior limit was 65%.





SMFI 514 APEX 5/02